THE GABELLI GLOBAL UTILITY & INCOME TRUST
One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

For information: Adam Tokar (914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE Rye, New York November 1, 2018	NYSE American – GLU CUSIP – 36242L105

GABELLI GLOBAL UTILITY & INCOME TRUST

ANNOUNCES RIGHTS OFFERING FOR COMMON AND PREFERRED SHARES

RECORD DATE AND SUMMARY OF TERMS

Rye, NY — The Board of Trustees (the “Board”) of The Gabelli Global Utility & Income Trust (NYSE American:GLU) (the “Fund”) has approved a transferable rights offering which would allow the Fund’s record date common shareholders to acquire additional common shares and newly issued Series B Cumulative Puttable and Callable Preferred Shares (the “Series B Preferred”) (the “Offering”). The Offering to acquire additional common shares and Series B Preferred will be made only by means of a prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

The Series B Preferred will pay distributions quarterly at an annualized dividend rate of 7.00% of the $50.00 per share liquidation preference of the Series B Preferred for the quarterly dividend periods ending on or prior to December 26, 2019 (“Year 1”). At least 30 days prior to the end of Year 1, the Board will determine and publicly announce a reset fixed dividend rate that will apply for the next eight quarterly dividend periods (“Year 2” and “Year 3”). At least 30 days prior to the end of Year 3, the Board will determine and publicly announce a reset fixed dividend rate that will apply for all remaining quarterly dividend periods. Each reset dividend rate will be determined by the Board or a committee thereof in its sole discretion, and such rate will be at least 200 basis points over the yield of the ten year U.S. Treasury Note at the date of determination, but in no case will such rate be less than an annualized rate of 4.00% nor greater than an annualized rate of 7.00%.

The Series B Preferred may be put back to the Fund during the 30-day period prior to each of December 26, 2021 and December 26, 2023 at the liquidation preference of $50.00 per share, plus any accumulated and unpaid dividends, and redeemed by the Fund, at its option, at the liquidation preference of $50.00 per share, plus any accumulated and unpaid dividends, at any time commencing on December 26, 2023.

The Fund intends to apply for an NYSE American listing of the Series B Preferred.

SUMMARY OF THE TERMS OF THE OFFERING

•	Each shareholder will receive one transferable right (the “Rights”) for each common share held on the record date, November 12, 2018.

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Three Rights plus $67.50 (the “Subscription Price”) will be required to purchase one additional common share and one Series B Preferred share (the “Primary Subscription”). The Subscription Price will be payable in cash. Rights may not be exercised to purchase only additional common shares or only Series B Preferred shares and shareholders must purchase an equal number of common shares and Series B Preferred shares.

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Record date shareholders who fully exercise their Primary Subscription Rights will be eligible for an over-subscription privilege entitling these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional common shares and Series B Preferred not purchased pursuant to the Primary Subscription. Rights acquired in the secondary market may not participate in the over-subscription privilege.

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The Rights are expected to trade “when issued” on the NYSE American beginning on November 8, 2018, and the Fund’s common shares are expected to trade “Ex-Rights” on the NYSE American beginning on November 9, 2018. The Rights are expected to begin trading for normal settlement on the NYSE American (NYSE American:GLU RT) on or about November 15, 2018.

•	The Offering expires at 5:00 PM Eastern Time on December 14, 2018.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus for the Offering to record date shareholders beginning on November 14, 2018. Financial advisors will likely send notices to you shortly thereafter. Inquiries regarding the Offering should be directed to the Fund at 800-GABELLI or 914-921-5070.

The Offering is made pursuant to the Fund’s effective shelf registration statement on file with the Securities and Exchange Commission.

Any common shares issued as a result of the Offering will not be record date shares for the Fund’s monthly distributions to be paid on November 23, 2018 and December 14, 2018 and will not be entitled to receive such distributions.

The information herein is not complete and is subject to change. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the Fund and the prospectus supplement will contain this and additional information about the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.

The Gabelli Global Utility & Income Trust is a non-diversified, closed-end management investment company with approximately $84 million in total net assets whose investment objective is to seek a consistent level of after tax total return with an emphasis currently on tax-advantaged dividend income. The Fund invests primarily in utility companies involved in (i) the generation or distribution of electricity, gas, and water, (ii) infrastructure operations and (iii) telecommunications services. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).